EXHIBIT 4(A)
                                                                 COUNTERPART ___
                                                              OF 20 COUNTERPARTS



               --------------------------------------------------



                         CAROLINA POWER & LIGHT COMPANY

                                       TO

                              THE BANK OF NEW YORK,

                                     TRUSTEE




                                  ------------


                                    INDENTURE
                               (FOR SENIOR NOTES)




                            DATED AS OF MARCH 1, 1999


               --------------------------------------------------

                               TABLE OF CONTENTS*

PARTIES

RECITAL OF THE COMPANY

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.............................................................1
Section 102. Compliance Certificates and Opinions....................................8
Section 103. Form of Documents Delivered to Trustee..................................9
Section 104. Acts of Holders........................................................10
Section 105. Notices, Etc. to Trustee and Company...................................11
Section 106. Notice to Holders of Notes; Waiver.....................................12
Section 107. Conflict with Trust Indenture Act......................................13
Section 108. Effect of Headings and Table of Contents...............................13
Section 109. Successors and Assigns.................................................13
Section 110. Separability Clause....................................................13
Section 111. Benefits of Indenture..................................................13
Section 112. Governing Law..........................................................13
Section 113. Legal Holidays.........................................................13

                              ARTICLE II
                              NOTE FORMS

Section 201. Forms Generally........................................................14
Section 202. Form of Trustee's Certificate of Authentication........................14

                              ARTICLE III
                               THE NOTES

Section 301. Amount Unlimited; Issuable in Series...................................15
Section 302. Denominations..........................................................18
Section 303. Execution, Authentication, Delivery and Dating.........................18
Section 304. Temporary Notes........................................................21
Section 305. Registration, Registration of Transfer and Exchange....................22
Section 306. Mutilated, Destroyed, Lost and Stolen Notes............................23
Section 307. Payment of Interest; Interest Rights Preserved.........................24
Section 308. Persons Deemed Owners..................................................25

--------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.



Section 309. Cancellation by Note Registrar.........................................25
Section 310. Computation of Interest................................................26
Section 311. Payment to be in Proper Currency.......................................26
Section 312. Payments on Senior Note First Mortgage Bonds...........................26

                                   ARTICLE IV
                        SENIOR NOTE FIRST MORTGAGE BONDS

Section 401. Acceptance of Senior Note First Mortgage Bonds; Registration and
              Ownership of Senior Note First Mortgage Bonds.........................26
Section 402. Terms of Senior Note First Mortgage Bonds..............................27
Section 403. Senior Note First Mortgage Bonds as Security for Notes.................27
Section 404. Fair Value Certificate.................................................28
Section 405. Senior Note First Mortgage Bonds Held by the Trustee...................29
Section 406. No Transfer of Senior Note First Mortgage Bonds; Exception.............29
Section 407. Delivery to the Company of all Senior Note First Mortgage Bonds........29
Section 408. Further Assurances.....................................................29
Section 409. Exchange and Surrender of Senior Note First Mortgage Bonds.............30

                                    ARTICLE V
                               REDEMPTION OF NOTES

Section 501. Applicability of Article...............................................30
Section 502. Election to Redeem; Notice to Trustee..................................31
Section 503. Selection of Notes to be Redeemed......................................31
Section 504. Notice of Redemption...................................................31
Section 505. Notes Payable on Redemption Date.......................................33
Section 506. Notes Redeemed in Part.................................................33

                                   ARTICLE VI
                                  SINKING FUNDS

Section 601. Applicability of Article...............................................33
Section 602. Satisfaction of Sinking Fund Payments with Notes.......................34
Section 603. Redemption of Notes for Sinking Fund...................................34

                                   ARTICLE VII
                                    COVENANTS

Section 701. Payment of Principal, Premium and Interest.............................35
Section 702. Maintenance of Office or Agency........................................35
Section 703. Money for Notes Payments to be Held in Trust...........................36
Section 704. Corporate Existence....................................................37
Section 705. Maintenance of Properties..............................................37
Section 706. Annual Officer's Certificate as to Compliance..........................37

                                      (ii)

Section 707. Waiver of Certain Covenants............................................38
Section 708. Recording, Filing, etc.; Opinions of Counsel...........................38

                                  ARTICLE VIII
                           SATISFACTION AND DISCHARGE

Section 801. Satisfaction and Discharge of Notes....................................39
Section 802. Satisfaction and Discharge of Indenture................................42
Section 803. Application of Trust Money.............................................42

                                   ARTICLE IX
                           EVENTS OF DEFAULT; REMEDIES

Section 901. Events of Default......................................................43
Section 902. Acceleration of Maturity; Rescission and Annulment.....................44
Section 903. Collection of Indebtedness and Suits for Enforcement by Trustee........46
Section 904. Trustee May File Proofs of Claim.......................................46
Section 905. Trustee May Enforce Claims Without Possession of Notes.................47
Section 906. Application of Money Collected.........................................47
Section 907. Limitation on Suits....................................................48
Section 908. Unconditional Right of Holders to Receive Principal, Premium and
              Interest..............................................................48
Section 909. Restoration of Rights and Remedies.....................................49
Section 910. Rights and Remedies Cumulative.........................................49
Section 911. Delay or Omission Not Waiver...........................................49
Section 912. Control by Holders of Notes............................................49
Section 913. Waiver of Past Defaults................................................50
Section 914. Undertaking for Costs..................................................50
Section 915. Waiver of Stay or Extension Laws.......................................50
Section 916. Default Under the First Mortgage.......................................51

                                    ARTICLE X
                                   THE TRUSTEE

Section 1001. Certain Duties and Responsibilities...................................51
Section 1002. Notice of Defaults....................................................52
Section 1003. Certain Rights of Trustee.............................................52
Section 1004. Not Responsible for Recitals or Issuance of Notes.....................53
Section 1005. May Hold Notes........................................................53
Section 1006. Money Held in Trust...................................................54
Section 1007. Compensation and Reimbursement........................................54
Section 1008. Disqualification; Conflicting Interests...............................55
Section 1009. Corporate Trustee Required; Eligibility...............................55
Section 1010. Resignation and Removal; Appointment of Successor.....................55
Section 1011. Acceptance of Appointment by Successor................................57

                                     (iii)


Section 1012. Merger, Conversion, Consolidation or Succession to Business...........58
Section 1013. Preferential Collection of Claims Against Company.....................59
Section 1014. Co-trustees and Separate Trustees.....................................59
Section 1015. Appointment of Authenticating Agent...................................60

                                   ARTICLE XI
                HOLDERS'LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 1101. Lists of Holders......................................................62
Section 1102. Reports by Trustee and Company........................................63

                                   ARTICLE XII
               CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER

Section 1201. Company May Consolidate, Etc., Only on Certain Terms..................63
Section 1202. Successor Corporation Substituted.....................................64

                                  ARTICLE XIII
                             SUPPLEMENTAL INDENTURES

Section 1301. Supplemental Indentures Without Consent of Holders....................64
Section 1302. Supplemental Indentures With Consent of Holders.......................66
Section 1303. Execution of Supplemental Indentures..................................68
Section 1304. Effect of Supplemental Indentures.....................................68
Section 1305. Conformity With Trust Indenture Act...................................68
Section 1306. Reference in Notes to Supplemental Indentures.........................68
Section 1307. Modification Without Supplemental Indenture...........................68

                                   ARTICLE XIV
                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

Section 1401. Purposes for Which Meetings May be Called.............................69
Section 1402. Call, Notice and Place of Meetings....................................69
Section 1403. Persons Entitled to Vote at Meetings..................................70
Section 1404. Quorum; Action........................................................70
Section 1405. Attendance at Meetings; Determination of Voting Rights; Conduct
              and Adjournment of Meetings...........................................71
Section 1406. Counting Votes and Recording Action of Meetings.......................72
Section 1407. Action Without Meeting................................................72

                                   ARTICLE XV
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1501. Liability Solely Corporate............................................72

                                      (iv)

TESTIMONIUM.........................................................................73


SIGNATURE AND SEALS.................................................................74

                                      (v)

                         CAROLINA POWER & LIGHT COMPANY

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                    AND INDENTURE, DATED AS OF MARCH 1, 1999

TRUST INDENTURE ACT SECTION                                 INDENTURE SECTION

ss.310  (a)(1) .................................................. 1009
        (a)(2) .................................................. 1009
        (a)(3) .................................................. 1014
        (a)(4) .................................................. Not Applicable
        (b)    .................................................. 1008
                                                                  1010
ss.311  (a)    .................................................. 1013
        (b)    .................................................. 1013
        (c)    .................................................. 1013
ss.312  (a)    .................................................. 1101
        (b)    .................................................. 1101
        (c)    .................................................. 1101
ss.313  (a)    .................................................. 1102
        (b)    .................................................. 1102
        (c)    .................................................. 1102
        (d)    .................................................. 1102
ss.314  (a)    .................................................. 1102
        (a)(4) .................................................. 706
        (b)    .................................................. 708
        (c)(1) .................................................. 102
        (c)(2) .................................................. 102
        (c)(3) .................................................. Not Applicable
        (d)    .................................................. 102
                                                                  404
        (e)    .................................................. 102
ss.315  (a)    .................................................. 1001
                                                                  1003
        (b)    .................................................. 1002
        (c)    .................................................. 1001
        (d)    .................................................. 1001
        (e)    .................................................. 914
ss.316  (a)    .................................................. 912
               .................................................. 913
        (a)(1)(A)................................................ 902
                                                                  912
        (a)(1)(B)................................................ 913
        (a)(2) .................................................. Not Applicable
        (b)    .................................................. 908
ss.317  (a)(1) .................................................. 903
        (a)(2) .................................................. 904
        (b)    .................................................. 703
ss.318  (a)    .................................................. 107

                                      (vi)

               INDENTURE, dated as of March 1, 1999, between CAROLINA POWER & LIGHT COMPANY, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company"), having its principal office at 411 Fayetteville Street, Raleigh, North Carolina 27601-1748, and THE BANK OF NEW YORK, a banking corporation of the State of New York, having its principal office at 101 Barclay Street, New York, New York, 10286, as Trustee (herein called the "Trustee").

                             RECITAL OF THE COMPANY

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior notes (herein called the "Notes"), in an unlimited aggregate principal amount, to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of series thereof, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


SECTION 101. DEFINITIONS.

             For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

             (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

             (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

             (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

             (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               Certain terms, used principally in Article Ten, are defined in that Article.

               "ACT", when used with respect to any Holder of a Note, has the meaning specified in Section 104.

               "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

               "AUTHENTICATING AGENT" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 1015 to act on behalf of the Trustee to authenticate one or more series of Notes or Tranche thereof.

               "AUTHORIZED OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer or any other duly authorized officer of the Company.

               "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee thereof duly authorized to act or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority in respect of matters relating to this Indenture.

               "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "BUSINESS DAY", when used with respect to a Place of Payment or any other particular location specified in the Notes or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

               "CAPITALIZATION" means the total of all the following items appearing on, or included in, the consolidated balance sheet of the Company: (i) liabilities for indebtedness maturing more than twelve (12) months from the date of determination; and (ii) common stock, preferred stock, premium on capital stock, capital surplus, capital in excess of par value, and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury.

               Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than (sixty) 60 days prior to the happening of an event for which such determination is being made.

               "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

               "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

               "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 101 Barclay Street, New York, New York, 10286.

               "CORPORATION" means a corporation, association, company, limited liability company, joint stock company or business trust.

               "DEFAULTED INTEREST" has the meaning specified in Section 307.

               "DEPOSITARY" means, with respect to Notes of any series issuable in whole or in part in form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 301.

               "DISCOUNT NOTE" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902. "INTEREST" with respect to a Discount Note means interest, if any, borne by such Note at a Stated Interest Rate.

               "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

               "ELIGIBLE OBLIGATIONS" means:

             (a) with respect to Notes denominated in Dollars, Government Obligations; or

             (b) with respect to Notes denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Notes, as contemplated by
      Section 301.

               "EVENT OF DEFAULT" has the meaning specified in Section 901.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

               "EXPERT" means any officer of the Company familiar with the terms of the First Mortgage and this Indenture, any law firm, any investment banking firm, any accounting firm, or any other Person, in each case that is appointed by Company Request, is an expert in the applicable matter, and is satisfactory in the reasonable judgment of the Trustee.

               "FIRST MORTGAGE" means the Company's Mortgage and Deed of Trust, dated as of May 1, 1940, to Irving Trust Company (now The Bank of New York) and Frederick G. Herbst (Douglas J. MacInnes, successor), as trustees, as supplemented and amended from time to time.

               "FIRST MORTGAGE BONDS" means all first mortgage bonds issued by the Company and outstanding under the First Mortgage, other than Senior Note First Mortgage Bonds.

               "GLOBAL NOTE" means a Note that evidences all or part of the Notes of any series and bears such legend as may be specified as contemplated by
Section 301 for such Notes.

               "GOVERNMENTAL AUTHORITY" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

               "GOVERNMENT OBLIGATIONS" means:

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and

               (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause
        (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or state supervision or examination with a combined capital and surplus of at least $100,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

               "HOLDER" means a Person in whose name a Note is registered in the Note Register.

               "INDENTURE" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Notes established as contemplated by Section 301.

               "INDEPENDENT" when used with respect to any specified Person means such a Person who is in fact independent and selected by the Company and approved by the Trustee in the exercise of reasonable care.

               "INTEREST PAYMENT DATE", when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

               "MATURITY", when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as provided in such Note or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

               "MORTGAGE TRUSTEE" means the Corporate Trustee at the time under the First Mortgage (as such term is defined in the First Mortgage).

               "NET TANGIBLE ASSETS" means the amount shown as total assets on the consolidated balance sheet of the Company, less the following: (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense and other regulatory assets carried as an asset on the Company's consolidated balance sheet; and (ii) appropriate adjustments, if any, on account of minority interests.

               Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than (sixty) 60 days prior to the happening of the event for which such determination is being made.

               "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 305.

               "NOTES" has the meaning stated in the first recital of this Indenture and more particularly means any notes authenticated and delivered under this Indenture.

               "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Trustee.

               "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

               "OUTSTANDING", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

               (a) Notes theretofore canceled by the Trustee or the Note Registrar or delivered to the Trustee or the Note Registrar for cancellation;

               (b) Notes deemed to have been paid in accordance with Section 801; and

               (c) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Notes are held by a bona fide purchaser or purchasers in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Notes Outstanding under this Indenture, or the Outstanding Notes of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Notes,

                      (x) Notes owned by the Company or any other obligor upon
               the Notes or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Notes Outstanding under this Indenture, or all Outstanding Notes of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Notes which the Trustee knows to be so owned shall be so disregarded; provided, however, that Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor; and

                      (y) the principal amount of a Discount Note that shall be
               deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 902;

provided, further, that, in the case of any Note the principal of which is payable from time to time without presentment or surrender, the principal amount of such Note that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

               "PAYING AGENT" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Notes on behalf of the Company.

               "PERIODIC OFFERING" means an offering of Notes of a series from time to time any or all of the specific terms of which Notes, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Notes.

               "PERSON" means any individual, corporation, partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

               "PLACE OF PAYMENT", when used with respect to the Notes of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 702, principal of and premium, if any, and interest, if any, on the Notes of such series or Tranche are payable.

               "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

               "REDEMPTION DATE", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "REDEMPTION PRICE", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Notes of any series means the date specified for that purpose as contemplated by Section 301.

               "RELEASE DATE" means the date as of which all First Mortgage Bonds, other than First Mortgage Bonds which, at the time of determination, do not in aggregate principal amount exceed the greater of five percent (5%) of Net Tangible Assets or five percent (5%) of Capitalization, have been retired through payment, redemption or otherwise (including those First Mortgage Bonds the payment for which has been provided for in accordance with the First Mortgage) at, before or after the maturity thereof, provided that no default or Event of Default has occurred and, at the time of determination, is continuing.

               "REQUIRED CURRENCY" has the meaning specified in Section 311.

               "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

               "SENIOR NOTE FIRST MORTGAGE BONDS" shall mean any bonds issued by the Company under the First Mortgage and delivered to the Trustee pursuant to
Section 401 hereof.

               "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Notes of any series means a date fixed by the Trustee pursuant to Section 307.

               "STATED INTEREST RATE" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Note shall be made without regard to the effective interest cost to the Company of such Note and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company's obligations are evidenced or secured in whole or in part by such Note.

               "STATED MATURITY", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

               "TRANCHE" means a group of Notes which (a) are of the same series and (b) have identical terms except as to principal amount.

               "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

               "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Notes pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series shall mean the Trustee with respect to Notes of that series.

               "UNITED STATES" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

               Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Notes issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Notes, except as aforesaid.

SECTION 104. ACTS OF HOLDERS.

               (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and (subject to Section 1001) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1406.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

               (c) The principal amount (except as otherwise contemplated in clause (y) of the proviso to the definition of Outstanding) and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

               (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

               (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Notes for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Notes by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

               (f) Notes of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Notes of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series or Tranche.

               (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date.

SECTION 105. NOTICES, ETC. TO TRUSTEE AND COMPANY.

               Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

         If to the Trustee, to:

               The Bank of New York
               101 Barclay Street -21W
               New York, New York 10286

               Attention:  Corporate Trust Administration
               Telephone:  (212) 815-5359
               Telecopy:  (212) 815-5915

         If to the Company, to:

               Carolina Power & Light Company
               411 Fayetteville Street
               Raleigh, North Carolina 27601-1768

               Attention:  Mark F. Mulhern, Treasurer
               Telephone:  (919) 546-6373
               Telecopy:  (919) 546-7826

               Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by certified or registered mail, on the date of receipt.

SECTION 106. NOTICE TO HOLDERS OF NOTES; WAIVER.

               Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

               Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

               If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

               The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. SEPARABILITY CLAUSE.
               In case any provision in this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

               Nothing in this Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

               This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

SECTION 113. LEGAL HOLIDAYS.

               In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes other than a provision in Notes of any series, or any

Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Notes of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                                   ARTICLE II

                                   NOTE FORMS


SECTION 201. FORMS GENERALLY.

               The definitive Notes of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. If the form or forms of Notes of any series are established in a Board Resolution or in an Officer's Certificate pursuant to an indenture supplemental hereto or a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Notes.

               Unless otherwise specified as contemplated by Sections 301 or 1301(g), the Notes of each series shall be issuable in registered form without coupons. The definitive Notes shall be produced in such manner as shall be determined by the officers executing such Notes, as evidenced by their execution thereof.

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

               The Trustee's certificate of authentication shall be in substantially the form set forth below:

               This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: ______________
                                           The Bank of New York,
                                           as Trustee


                                           By:    _____________________________
                                                  Authorized Signatory


                                   ARTICLE III

                                    THE NOTES


SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

               The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

               The Notes may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Notes of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

               (a) the title of the Notes of such series (which shall distinguish the Notes of such series from Notes of all other series);

               (b) any limit upon the aggregate principal amount of the Notes of such series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Section 304, 305, 306, 506 or 1306 and, except for any Notes which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

               (c) the Person or Persons (without specific identification) to whom interest on Notes of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Notes (or one or more Predecessor Notes) are registered at the close of business on the Regular Record Date for such interest;

               (d) the date or dates on which the principal of the Notes of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

               (e) the rate or rates at which the Notes of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Notes shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Notes on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

               (f) the place or places at which or methods by which (1) the principal of and premium, if any, and interest, if any, on Notes of such series, or any Tranche thereof, shall be payable, (2) registration of transfer of Notes of such series, or any Tranche thereof, may be effected, (3) exchanges of Notes of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Notes of such series, or any Tranche thereof, and this Indenture may be served; the Note Registrar for such series; and if such is the case, that the principal of such Notes shall be payable without presentment or surrender thereof;

               (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Notes of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Notes of any series, or any Tranche thereof, resulting in delisting of such Notes from any national exchange;

               (h) the obligation or obligations, if any, of the Company to redeem or purchase the Notes of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Notes shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 504 in the case of mandatory redemption or redemption at the option of the Holder;

               (i) the denominations in which Notes of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

               (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the securities Notes of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

               (k) if the principal of or premium, if any, or interest, if any, on the Notes of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Notes are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

               (l) if the principal of or premium, if any, or interest, if any, on the Notes of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

               (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Notes of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

               (n) if other than the principal amount thereof, the portion of the principal amount of Notes of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 902;

               (o) any Events of Default, in addition to those specified in
       Section 901, with respect to the Notes of such series, and any covenants of the Company for the benefit of the Holders of the Notes of such series, or any Tranche thereof, in addition to those set forth in Article Seven;

               (p) the terms, if any, pursuant to which the Notes of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other Notes of the Company or any other Person;

               (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Notes of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Notes after the satisfaction and discharge thereof as provided in
       Section 801;

               (r) if the Notes of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Notes to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iii) any and all other matters incidental to such Notes;

               (s) if the Notes of such series, or any Tranche thereof, are to be issuable as bearer Notes, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1301;

               (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Notes of such Series, or any Tranche thereof, to transfer or exchange such Notes or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Notes of such series, or any Tranche thereof, the amount or terms thereof;

               (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Notes of such series, or any Tranche thereof;

               (v) if any Notes of the series are issued prior to the Release Date, the designation of the series of Senior Note First Mortgage Bonds to be delivered to the Trustee in connection with the issuance of such series of Notes;

               (w) any collateral security, assurance or guarantee for such series of Notes (other than the Senior Note First Mortgage Bonds); and

               (x) any other terms of the Notes of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

               With respect to Notes of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Notes of such series and provide either that the specific terms of Notes of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of the third paragraph of Section 303.

SECTION 302. DENOMINATIONS.

               Unless otherwise provided as contemplated by Section 301 with respect to any series of Notes, or any Tranche thereof, the Notes of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

               Unless otherwise provided as contemplated by Section 301 with respect to any series of Notes, or any Tranche thereof, the Notes shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer. The signature of any or all of these officers on the Notes may be manual or facsimile.

               Notes bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

               The Trustee shall authenticate and deliver Notes of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

               (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

               (b) a Company Order requesting the authentication and delivery of such Notes and, to the extent that the terms of such Notes shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, either (i) establishing such terms or (ii) in the case of Notes of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above; the Notes of such series, executed on behalf of the Company by an Authorized Officer;

               (c) if prior to the Release Date, Senior Note First Mortgage Bonds of a series conforming to the requirements of Sections 401 and 402 hereof;

               (d) the Notes of such series, executed on behalf of the Company by an Authorized Officer;

               (e) an Opinion of Counsel to the effect that:

                      (i) the form or forms of such Notes have been duly
               authorized by the Company and have been established in conformity with the provisions of this Indenture;

                      (ii) the terms of such Notes have been duly authorized by
               the Company and have been established in conformity with the provisions of this Indenture; and

                      (iii) assuming authentication and delivery by the Trustee
               and subject to any conditions specified in such Opinion of Counsel, such Notes will have been duly issued under the Indenture and will be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles;

                      (iv) if prior to the Release Date, the Senior Note First
               Mortgage Bonds being delivered to the Trustee in connection with the issuance of such Notes, assuming authentication by the Mortgage Trustee in accordance with the First Mortgage and delivery to the Trustee and subject to any conditions specified in such Opinion of Counsel, will have been duly authorized by the Company and duly issued under the First Mortgage and will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles, and such Senior Note First Mortgage Bonds are entitled to the benefits of the security afforded by the First Mortgage, and are secured equally and ratably with all other bonds outstanding thereunder, except insofar as any sinking or other fund may afford additional security for the bonds of any particular series; provided, however, that certain remedies, waivers and other provisions of the First Mortgage may not be enforceable, but such unenforceability will not render the First Mortgage invalid as a whole or affect the judicial enforcement of
               (i) the obligation of the Company to repay the principal, together with the interest thereon as provided in the Senior Note First Mortgage Bonds or (ii) the right of the trustees under the First Mortgage to exercise their right to foreclose under the First Mortgage.

provided, however, that, with respect to Notes of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of such Notes (provided that such Opinion of Counsel addresses the authentication and delivery of all Notes of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

                      (x) when the terms of such Notes shall have been
               established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                      (y) such Notes, when authenticated and delivered by the
               Trustee in accordance with this Indenture and the Company Order or Orders or specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               With respect to Notes of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Notes of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Notes of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Notes do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

               If the form or terms of the Notes of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Notes if the issuance of such Notes pursuant to this Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

               Unless otherwise specified as contemplated by Section 301 with respect to any series of Notes, or any Tranche thereof, each Note shall be dated the date of its authentication.

               Unless otherwise specified as contemplated by Section 301 with respect to any series of Notes, or any Tranche thereof, no Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Note to the Note Registrar for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304. TEMPORARY NOTES.

               Pending the preparation of definitive Notes of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes; provided, however, that temporary Notes need not recite specific redemption, sinking fund, conversion or exchange provisions.

               Unless otherwise specified as contemplated by Section 301 with respect to the Notes of any series, or any Tranche thereof, after the preparation of definitive Notes of such series or Tranche, the temporary Notes of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Notes of such series or Tranche, upon surrender of such temporary Notes at the office or agency of the Company maintained pursuant to
Section 702 in a Place of Payment for such Notes. Upon such surrender of temporary Notes, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Notes of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

               Until exchanged in full as hereinabove provided, temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

               The Company shall cause to be kept in each office designated pursuant to Section 702, with respect to the Notes of each series or any Tranche thereof, a register (all registers kept in accordance with this Section being collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Note Register for the Notes of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the "Note Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Notes of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself the Note Registrar with respect to one or more of such series. The Note Register shall be open for inspection by the Trustee and the Company at all reasonable times.

               Except as otherwise specified as contemplated by Section 301 with respect to the Notes of any series, or any Tranche thereof, upon surrender for registration of transfer of any Note of such series or Tranche at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

               Except as otherwise specified as contemplated by Section 301 with respect to the Notes of any series, or any Tranche thereof, any Note of such series or Tranche may be exchanged at the option of the Holder, for one or more new Notes of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

               All Notes delivered upon any registration of transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

               Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Note Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Note Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

               Unless otherwise specified as contemplated by Section 301 with respect to Notes of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 506 or 1306 not involving any transfer.

               The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Notes of any series, or any Tranche thereof, during a period of 15 days immediately preceding the day of the mailing of a notice of redemption of the Notes of such series or Tranche or
(b) any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

               If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Note and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note is held by a Person purporting to be the owner of such Note, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

               Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone other than the Holder of such new Note, and any such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of such series duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

               Unless otherwise specified as contemplated by Section 301 with respect to the Notes of any series, or any Tranche thereof, interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Note of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

               (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes of such series at the address of such Holder as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date.

               (b) The Company may make payment of any Defaulted Interest on the Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section and Section 305, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 308. PERSONS DEEMED OWNERS.

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. CANCELLATION BY NOTE REGISTRAR.

               All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and, if not theretofore canceled, shall be promptly canceled by the Note Registrar. The Company may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All certificates representing canceled Notes held by the Note Registrar shall be disposed of in accordance with the customary practices of the Note Registrar at the time in effect, and the Note Registrar shall not be required to destroy any such certificates. The Note Registrar, if other than the Trustee, shall promptly deliver a certificate of disposition with respect to such disposed certificates to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Notes be returned to it. The Note Registrar, if other than the Trustee, shall promptly deliver evidence of any cancellation of a Note in accordance with this Section to the Trustee and the Company. If the Trustee is the entity that is acting as Note Registrar, it shall promptly deliver to the Company a certificate of disposition with respect to any certificates disposed of and/or evidence of any cancellation of a Note, in each case in accordance with this Section, if so requested by a Company Order.

SECTION 310. COMPUTATION OF INTEREST.

               Except as otherwise specified as contemplated by Section 301 for Notes of any series, or any Tranche thereof, interest on the Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and on the basis of the actual number of days elapsed within any month in relation to the deemed 30 days of such month.

SECTION 311. PAYMENT TO BE IN PROPER CURRENCY.

               In the case of the Notes of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Notes as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

SECTION 312. PAYMENTS ON SENIOR NOTE FIRST MORTGAGE BONDS.

               Subject to Section 403 and Articles Eight and Nine hereof, all payments made by the Company to the Trustee on Senior Note First Mortgage Bonds shall be applied by the Trustee to pay, when due, principal of, and premium, if any, and interest on the Notes of the related series of Notes and, to the extent so applied, shall satisfy the Company's obligations in respect of payment of principal of, and premium, if any, and interest on such Notes. The Company shall pay to the Trustee principal of, and premium, if any, and interest on Senior Note First Mortgage Bonds of each series in a manner and at a time that will enable the Trustee to make payments when due, of principal of, and premium, if any, and interest on the Notes of the related series.

                                   ARTICLE IV

                        SENIOR NOTE FIRST MORTGAGE BONDS


SECTION 401. ACCEPTANCE OF SENIOR NOTE FIRST MORTGAGE BONDS; REGISTRATION AND
             OWNERSHIP OF SENIOR NOTE FIRST MORTGAGE BONDS.

               At or prior to the time of issuance of a series of Notes hereunder at any time prior to the Release Date, the Company shall issue and deliver to the Trustee for the benefit of the Holders of all Notes from time to time Outstanding as described in Section 403 hereof, and the Trustee shall accept therefor, Senior Note First

Mortgage Bonds of a series of Senior Note First Mortgage Bonds not theretofore delivered to the Trustee. All Senior Note First Mortgage Bonds shall be registered in the name of the Trustee or its nominee and shall be held by the Trustee, subject to the provisions of this Indenture, for the benefit of the Holders of all Notes from time to time Outstanding, and the Company shall have no interest therein.

SECTION 402. TERMS OF SENIOR NOTE FIRST MORTGAGE BONDS.

               Each series of Senior Note First Mortgage Bonds issued and delivered to the Trustee pursuant to Section 401 hereof in respect of a series of Notes being issued hereunder shall have the same rate or rates of interest (or interest calculated in the same manner) (including interest payable following a default on the Notes), interest payment dates, maturity and redemption provisions, and shall be in the same aggregate principal amount, as such series of Notes.

SECTION 403. SENIOR NOTE FIRST MORTGAGE BONDS AS SECURITY FOR NOTES.

               Until the Release Date and subject to Article Eight hereof, Senior Note First Mortgage Bonds issued and delivered to the Trustee shall serve as security for any and all obligations of the Company under all Notes from time to time Outstanding, including, but not limited to (1) the full and prompt payment of the principal and premium, if any, on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such Notes, either at the Stated Maturity thereof, upon acceleration of the maturity thereof, upon redemption, or otherwise, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes including, if and to the extent provided for in such Notes, interest on overdue installments of principal and (to the extent permitted by law) interest on overdue installments of interest.

               Each supplemental indenture to the First Mortgage pursuant to which any Senior Note First Mortgage Bonds are issued shall contain a provision to the effect that any payment by the Company hereunder of principal of or premium or interest on Notes which shall have been authenticated and delivered in connection with the issuance and delivery to the Trustee of such Senior Note First Mortgage Bonds (other than by the application of the proceeds of a payment in respect of such Senior Note First Mortgage Bonds) shall to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Senior Note First Mortgage Bonds which is then due.

               Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be deemed satisfied and discharged as provided in the supplemental indenture or indentures to the First Mortgage creating such Senior Note First Mortgage Bonds and the Senior Note First Mortgage Bonds shall cease to secure in any manner Notes theretofore or subsequently issued. From and after the Release Date, all Notes, whether theretofore or subsequently issued, shall be unsecured, and any conditions to the issuance of Notes that refer or relate to Senior Note First Mortgage

Bonds or the First Mortgage shall be inapplicable. Following the Release Date, the Company shall cause the First Mortgage to be closed and the Company shall not issue any additional First Mortgage Bonds or Senior Note First Mortgage Bonds under the First Mortgage. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Notes in the manner provided for in Section 106 hereof not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

               In connection with the establishment of the occurrence of the Release Date, the Trustee shall be entitled to receive, may presume the correctness of, and shall be fully protected in relying upon, the Officer's Certificate stating that the conditions to the occurrence of the Release Date have been satisfied.

SECTION 404. FAIR VALUE CERTIFICATE.

               (a)....Upon the delivery by the Company to the Trustee of Senior
Note First Mortgage Bonds pursuant to Section 401 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that he or she is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture; (2) identifying such Senior Note First Mortgage Bonds; (3) identifying the Notes being issued contemporaneously therewith and (4) stating the fair value to the Company of such Senior Note First Mortgage Bonds. If the fair value to the Company of the Senior Note First Mortgage Bonds so delivered, as described in the certificate to be delivered pursuant to this Section 404(a), both (1) is equal to or exceeds (A) $25,000 and
(B) 1% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds and (2) together with the fair value to the Company, as described in the certificates delivered pursuant to this Section 404(a), of all other Senior Note First Mortgage Bonds delivered to the Trustee since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds, then the certificate required by this
Section 404(a) shall (1) be delivered by an Independent Expert and (2) shall, in addition to the certifications described above, state the fair value to the Company of all Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 401 hereof since the commencement of the then current year as to which a certificate was not delivered by an Independent Expert.

               (b)....If Senior Note First Mortgage Bonds are delivered or surrendered to the Company pursuant to Sections 403, 407 or 409 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture, (2) identifying such Senior Note First Mortgage Bonds, (3) if applicable, identifying the Notes, the payment of the interest on and principal of which has been discharged hereunder, (4) stating that such delivery or surrender will not impair the lien of this Indenture in contravention of the provisions of this Indenture. If, prior to the Release Date, the fair value of the Senior Note First Mortgage Bonds so delivered and surrendered, as described in the certificate to be delivered pursuant to this

Section 404(b), both (1) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the Notes outstanding at the date of delivery or surrender of such Senior Note First Mortgage Bonds and (2) together with the fair value, as described in the certificates delivered pursuant to this Section 404(b), of all other Senior Note First Mortgage Bonds released from the lien of this Indenture since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery or surrender of such Senior Note First Mortgage Bonds, then the certificate required by this Section 404(b) shall be delivered by an Independent Expert.

               If, in connection with a delivery or surrender of outstanding Senior Note First Mortgage Bonds provided for in subsection (a) or (b) of this
Section 404, as the case may be, the Company provides to the trustee an Opinion of Counsel stating that the certificate described by the applicable subsection is not required by law, such certificate shall not be required to be delivered hereunder in connection with such delivery or surrender.

SECTION 405. SENIOR NOTE FIRST MORTGAGE BONDS HELD BY THE TRUSTEE.

               The Trustee, as a Holder of Senior Note First Mortgage Bonds, shall attend each meeting of holders of First Mortgage Bonds under the First Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of holders of First Mortgage Bonds issued under the First Mortgage is sought without a meeting, the Trustee shall vote all of the Senior Note First Mortgage Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, considered as one class.

SECTION 406. NO TRANSFER OF SENIOR NOTE FIRST MORTGAGE BONDS; EXCEPTION.

               Except as required to effect an assignment to a successor trustee or to a nominee of the Trustee under this Indenture or pursuant to Section 407 or Section 409 hereof, the Trustee shall not sell, assign or transfer the Senior Note First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 406.

SECTION 407. DELIVERY TO THE COMPANY OF ALL SENIOR NOTE FIRST MORTGAGE BONDS.

               When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to Section 403 or Article Eight hereof, the Trustee shall, upon written request of the Company and receipt of the certificate of the Expert described in Section 404(b) hereof (if such certificate is then required by Section 404(b) hereof), deliver to the Company without charge therefor all of the Senior Note First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Senior Note First Mortgage Bonds delivered to the Company in accordance with this Section 407 shall be delivered by the Company to the First Mortgage Trustee for cancellation.

SECTION 408. FURTHER ASSURANCES.

               The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments. as may be necessary in order to further assign, assure, perfect and confirm to the Trustee its security interest in the Senior Note First Mortgage Bonds and for maintaining, protecting and preserving such security interest.

SECTION 409. EXCHANGE AND SURRENDER OF SENIOR NOTE FIRST MORTGAGE BONDS.

               At any time upon receipt of a Company Order at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Senior Note First Mortgage Bonds in exchange for Senior Note First Mortgage Bonds equal in aggregate principal amount to, in different denominations than but of the same series and with all other terms identical to, the Senior Note First Mortgage Bonds so surrendered to the Company. In addition, at any time a Note shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to Article Eight hereof, the Trustee shall surrender an equal principal amount of Senior Note First Mortgage Bonds of the related series to the Company for cancellation. The Trustee shall, together with such Senior Note First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company the following, and (subject to Section 801 hereof) shall be fully protected in relying upon, (a) an Officer's Certificate stating (i) the aggregate outstanding principal amount of the Senior Note First Mortgage Bonds of the series surrendered by the Trustee, after giving effect to such surrender,
(ii) the aggregate Outstanding principal amount of the related series of Notes,
(iii) that the surrender of the Senior Note First Mortgage Bonds will not result in any default under this Indenture, and (iv) that any Senior Note First Mortgage Bonds to be received in exchange for the Senior Note First Mortgage Bonds being surrendered comply with the provisions of this Section.

               The Company shall not be permitted to cause the surrender or exchange of all or any part of a series of Senior Note First Mortgage Bonds contemplated in this Section, if, after such surrender or exchange, the aggregate Outstanding principal amount of the related series of Notes would exceed the aggregate outstanding principal amount of such series of Senior Note First Mortgage Bonds held by the Trustee. Any Senior Note First Mortgage Bonds received by the Company pursuant to this Section shall be delivered to the Mortgage Trustee for cancellation.

                                    ARTICLE V

                               REDEMPTION OF NOTES


SECTION 501. APPLICABILITY OF ARTICLE.

               Notes of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Notes of such series or Tranche) in accordance with this Article.

SECTION 502. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

               The election of the Company to redeem any Notes shall be evidenced by a Board Resolution and/or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Notes to be redeemed. In the case of any redemption of Notes (a) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Notes, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

SECTION 503. SELECTION OF NOTES TO BE REDEEMED.

               If less than all the Notes of any series, or any Tranche thereof, are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee from the Outstanding Notes of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Notes of such series or Tranche or any integral multiple thereof) of the principal amount of Notes of such series or Tranche of a denomination larger than the minimum authorized denomination for Notes of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Notes then Outstanding of any series, or any Tranche thereof, and less than all of such Notes as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Notes which have not been so tendered.

               The Trustee shall promptly notify the Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected to be redeemed in part, the principal amount thereof to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

SECTION 504. NOTICE OF REDEMPTION.

               Notice of redemption shall be given in the manner provided in
Section 106 to the Holders of the Notes to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

               All notices of redemption shall state:

               (a) the Redemption Date,

               (b) the Redemption Price or, if the Redemption Price is not ascertainable as of the date any such notice of redemption is given pursuant to Section 404, the method of calculation of the Redemption Price,

               (c) if less than all the Notes of any series or Tranche are to be redeemed, the identification of the particular Notes to be redeemed and the portion of the principal amount of any Note to be redeemed in part,

               (d) that on the Redemption Date, the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (e) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Notes that such surrender shall not be required,

               (f) that the redemption is for a sinking or other fund, if such is the case, and

               (g) such other matters as the Company shall deem desirable or appropriate (including CUSIP numbers with respect to such Securities, if the Company shall so choose, in which event such notice of redemption may contain a disclaimer as to the correctness of such numbers either as printed on the Securities or on such notice of redemption).

               Unless otherwise specified with respect to any Notes in accordance with Section 301, with respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes shall be deemed to have been paid in accordance with Section 801, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Notes, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes which had been surrendered for payment upon such redemption.

               Notice of redemption of Notes to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Note Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Notes shall be given by the Note Registrar in the name and at the expense of the Company.

SECTION 505. NOTES PAYABLE ON REDEMPTION DATE.

               Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Notes or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Notes or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with such notice, such Note or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Note; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Note, any installment of interest on any Note the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Note, or one or more Predecessor Notes, registered as such at the close of business on the related Regular Record Date according to the terms of such Note and subject to the provisions of
Section 307.

SECTION 506. NOTES REDEEMED IN PART.

               Upon the surrender of any Note which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE VI

                                  SINKING FUNDS


SECTION 601. APPLICABILITY OF ARTICLE.

               The provisions of this Article shall be applicable to any sinking fund for the retirement of the Notes of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Notes of such series or Tranche.

               The minimum amount of any sinking fund payment provided for by the terms of Notes of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Notes of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment." If provided for by the terms of Notes of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 602.

Each sinking fund payment shall be applied to the redemption of Notes of the series or Tranche in respect of which it was made as provided for by the terms of such Notes.

SECTION 602. SATISFACTION OF SINKING FUND PAYMENTS WITH NOTES.

               The Company (a) may deliver to the Trustee Outstanding Notes (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Notes of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Notes shall be applied in satisfaction of a mandatory sinking fund payment if such Notes shall have been previously so applied. Notes so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Notes for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 603. REDEMPTION OF NOTES FOR SINKING FUND.

               Not less than 45 days prior to each sinking fund payment date for the Notes of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

               (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

               (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

               (c) the aggregate sinking fund payment;

               (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; and

               (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Notes of such series or Tranche pursuant to Section 602 and stating the basis for such credit and that such Notes have not previously been so credited, and the Company shall also deliver to the Trustee any Notes to be so delivered.

               If the Company shall not have delivered such Officer's Certificate and, to the extent applicable, all such Notes, on or prior to the 45th day prior to such sinking fund payment date, the sinking fund payment for such series or Tranche in respect of such sinking fund payment date shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 503 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 504. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in Sections 505 and 506.

                                   ARTICLE VII

                                    COVENANTS


SECTION 701. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

               The Company shall pay the principal of and premium, if any, and interest, if any, on the Notes of each series in accordance with the terms of such Notes and this Indenture.

SECTION 702. MAINTENANCE OF OFFICE OR AGENCY.

               The Company shall maintain in each Place of Payment for the Notes of each series, or any Tranche thereof, an office or agency where payment of such Notes shall be made, where the registration of transfer or exchange of such Notes may be effected and where notices and demands to or upon the Company in respect of such Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Notes of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Notes shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

               The Company may also from time to time designate one or more other offices or agencies with respect to the Notes of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Notes of such series or Tranche no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Notes in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

               Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 703. MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST.

               If the Company shall at any time act as its own Paying Agent with respect to the Notes of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Notes) to make any payment of principal of or premium, if any, or interest, if any, on such Notes.

               Whenever the Company shall have one or more Paying Agents for the Notes of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Notes, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

               The Company shall cause each Paying Agent for the Notes of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

               (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Notes) to make any payment of principal of or premium, if any, or interest, if any, on such Notes; and

               (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

               The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Eight; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Note and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Note shall, as an unsecured general creditor and not as a Holder of an Outstanding Note, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 704. CORPORATE EXISTENCE.

               Subject to the rights of the Company under Article Twelve, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 705. MAINTENANCE OF PROPERTIES.

               The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

SECTION 706. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

               Not later than June 1 in each year, commencing June 1, 1999, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether to such officer's knowledge, the Company is in compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and making any other statements as may be required by the provisions of Section 314(a)(4) of the Trust Indenture Act.

SECTION 707. WAIVER OF CERTAIN COVENANTS.

               The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 702 or any additional covenant or restriction specified with respect to the Notes of any series, or any Tranche thereof, as contemplated by Section 301 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches with respect to which compliance with Section 702 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 704, 705, 706 or Article Twelve if before the time for such compliance the Holders of at least a majority in principal amount of Notes Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 708. RECORDING, FILING, ETC.; OPINIONS OF COUNSEL.

               The Company will (and the Trustee shall be under no duty to) cause this Indenture, any indentures supplemental to this Indenture, any financing or continuation statements, and any other documents, to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Holders and all rights of the Trustee, and shall deliver to the Trustee:

               (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture but prior to the Release Date, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture, any financing or continuation statements, and any other documents, have been properly recorded and filed so as to make effective and to perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such security interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding July 15 to maintain, perfect and make such security interest effective; and

               (b) on or before July 15 of each year, beginning in 1999, and prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 710(b) or the first Opinion of Counsel furnished pursuant to Section 710(a), with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture, any financing or continuation statements, and any other documents, as is necessary to maintain and perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such security interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding July 15 to maintain, perfect and make such security interest effective.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE


SECTION 801. SATISFACTION AND DISCHARGE OF NOTES.

               Any Note or Notes, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

               (a) money in an amount which shall be sufficient, or

               (b) in the case of a deposit made prior to the Maturity of such Notes or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

               (c) a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Notes or portions thereof on or prior to Maturity, provided, however, that in the case of the provision for payment or redemption of less than all the Notes of any series or Tranche, such Notes or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                      (x) if such deposit shall have been made prior to the
               Maturity of such Notes, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 803;

                      (y) if Eligible Obligations shall have been deposited, an
               Opinion of Counsel that the obligations so deposited constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                      (z) if such deposit shall have been made prior to the
               Maturity of such Notes, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Notes or portions thereof will have been satisfied and discharged as contemplated in this Section.

               If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by this section, the Company shall not deliver an Officer's Certificate described in clause (z) above unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this Indenture, the Holders of such Notes, or portions thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

               Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Note or Notes or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Notes or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) shall not have been delivered, such Notes or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Notes or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article Seven (except the covenants contained in Sections 702 and 703) or any other covenants made in respect of such Notes or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Notes or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Notes or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Notes or portions thereof are deemed to have been paid for all purposes of this Indenture.

               If payment at Stated Maturity of less than all of the Notes of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Notes, or portions of principal amount thereof, in the manner specified by Section 503 for selection for redemption of less than all the Notes of a series or Tranche.

               In the event that Notes which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Notes, to the Holders of such Notes to the effect that such deposit has been made and the effect thereof.

               Notwithstanding that any Notes shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Notes under Sections 304, 305, 306, 504, 603 (as to notice of redemption), 702, 703, 1007, 1014 and 1015 and this Article Eight shall survive.

               To the extent Notes are deemed paid and discharged pursuant to this Section 801, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the related Senior Note First Mortgage Bonds shall be satisfied and discharged, and such Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner but shall continue to be held by the Trustee until the Release Date.

               If the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable or the Company shall have delivered to the Trustee or the Note Registrar for cancellation any Outstanding Note, such Note shall cease to be entitled to any lien, benefit or security under this Indenture. Upon a Note of any series ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the related series of Senior Note First Mortgage Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Senior Note First Mortgage Bonds shall cease to secure such Note in any manner, but such Senior Note First Mortgage Bonds shall continue to be held by the Trustee until the Release Date.

               The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

               Anything herein to the contrary notwithstanding, (a) if, at any time after a Note would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Note shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof (and in respect of the related Senior Note First Mortgage Bonds) shall retroactively be deemed not to have been effected, such Note shall be deemed to remain Outstanding, and such Note shall continue to be secured by the related Senior Note First Mortgage Bond until the Release Date and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Note shall be subject to the provisions of the last paragraph of Section 703.

SECTION 802. SATISFACTION AND DISCHARGE OF INDENTURE.

               This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (a) no Notes remain Outstanding hereunder; and

               (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 801, any Note, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

               Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 504, 603 (as to notice of redemption), 702, 703, 1007, 1014 and 1015 and this Article Eight shall survive.

               Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 1007, any and all money, Notes and other property then held by the Trustee for the benefit of the Holders of the Notes other than money and Eligible Obligations held by the Trustee pursuant to
Section 803.

SECTION 803. APPLICATION OF TRUST MONEY.

               Neither the Eligible Obligations nor the money deposited pursuant to Section 801, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, and premium, if any, and interest, if any, on, the Notes or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 703; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in clause
(b) in the first paragraph of Section 801 maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Notes or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 1007; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Notes in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Notes shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 1007; and provided, further, that if an Event of Default, or an event which, with the giving of notice or the passage of time, would become an Event of Default, shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default, or event which, with the giving of notice or the passage of time, would become an Event of Default, shall have been waived or cured.

                                   ARTICLE IX

                           EVENTS OF DEFAULT; REMEDIES


        SECTION 901.  EVENTS OF DEFAULT.

               "Event of Default", wherever used herein with respect to Notes of any series, means any one of the following events:

               (a) failure to pay interest, if any, on any Note of such series within thirty (30) days after the same becomes due and payable; or

               (b) failure to pay the principal of or premium, if any, on any Note of such series when due and payable; or

               (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Notes other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Notes of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Notes of such series not less than the principal amount of Notes the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Notes of such series, as the case may be, shall be deemed to have agreed to an extension of such period for a maximum of one hundred twenty (120) days if corrective action is initiated by the Company within such period and is being diligently pursued; or

               (d) prior to the Release Date, a Default (as defined in Section 65 of the First Mortgage) has occurred and is continuing; provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such Default under the First Mortgage and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof;

               (e) the entry by a court having jurisdiction in the premises of
        (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

               (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

               (g) any other Event of Default specified with respect to Notes of such series.

SECTION 902. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

               If an Event of Default due to the default in payment of principal of, or premium, if any, or interest on, any series of Notes or due to the default in the performance or breach of any other covenant or warranty of the Company applicable to the Notes of such series but not applicable to all Outstanding Notes shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of the Notes of such series may then declare the principal amount (or, if any of the Notes of such series are Discount Notes, such portion of the principal amount as may be specified in the terms thereof as contemplated by Section 301) of all Notes of such series and premium, if payment of any thereof be in default, and interest accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders). If an Event of Default due to default in the performance of any other of the covenants or agreements herein applicable to all Outstanding Notes or an Event of Default specified in Section 901(d), (e) or (f) shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of all Notes then Outstanding (considered as one class), and not the Holders of the Notes of any one of such series, may declare the principal amount (or, if any of the Notes are Discount Notes, such portion of the principal amount of such Notes as may be specified in the terms thereof as contemplated by Section 301) of all Notes and premium, if payment of any thereof be in default, and interest accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders). As a consequence of each such declaration (herein referred to as a declaration of acceleration) with respect to Notes of any series, the principal amount (or portion thereof in the case of Discount Notes) of such Notes, any such premium, and interest accrued thereon shall become due and payable immediately. Prior to the Release Date, upon all of the Notes becoming immediately due and payable by declaration pursuant to any of the foregoing provisions of this Section 902, the Trustee shall immediately file with the Mortgage Trustee a written demand for the acceleration of the payment of principal of and premium, if any and accrued interest on all Senior Note First Mortgage Bonds pursuant to the applicable provisions of the First Mortgage.

               At any time after such a declaration of acceleration with respect to Notes of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, and prior to the receipt by the Trustee from the Mortgage Trustee of an irrevocable, valid and unconditional notice to the Trustee of the acceleration of the payment of principal, by declaration or otherwise, of all of the Senior Note First Mortgage Bonds issued and outstanding under the First Mortgage, the Event or Events of Default and its consequences (including, if given, the written demand for the acceleration of the payment of principal of and premium, if any, and accrued interest on all such Senior Note First Mortgage Bonds) giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

               (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                    (1) all overdue interest on all Notes of such series;

                    (2) the principal of and premium, if any, on any Notes of
               such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Notes;

                    (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes;

                    (4) all amounts due to the Trustee under Section 1007;

               and

               (b) any other Event or Events of Default with respect to Notes of such series, other than the non-payment of the principal of Notes of such series which shall have become due solely by such declaration of acceleration, shall have been cured (including any Defaults (as defined in Section 65 of the First Mortgage) under the First Mortgage, as evidenced by notice thereof received by the Trustee from the Mortgage Trustee) or waived as provided in Section 913 or under the First Mortgage.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 903. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

               If an Event of Default described in clause (a) or (b) of Section 901 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Notes for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 1007.

               If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

               If an Event of Default with respect to Notes of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights (including, prior to the Release Date, any rights the Trustee may have as a holder of Senior Note First Mortgage Bonds) and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 904. TRUSTEE MAY FILE PROOFS OF CLAIM.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 1007 and, prior to the Release Date, any claims of the Trustee as holder of Senior Note First Mortgage Bonds) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 1007.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 905. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

               All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 906. APPLICATION OF MONEY COLLECTED.

               Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Notes in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                      FIRST: To the payment of all amounts due the Trustee under
               Section 1007;

                      SECOND: To the payment of the amounts then due and unpaid
               upon the Notes for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, if any, respectively; and

                      THIRD: To the payment of the remainder, if any, to the
               Company, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 907. LIMITATION ON SUITS.

               No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of such series;

               (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 908. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST.

               Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section
307) interest, if any, on such Note on the Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on the Redemption

Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 909. RESTORATION OF RIGHTS AND REMEDIES.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 910. RIGHTS AND REMEDIES CUMULATIVE.

               Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 911. DELAY OR OMISSION NOT WAIVER.

               No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 912. CONTROL BY HOLDERS OF NOTES.

               If an Event of Default shall have occurred and be continuing in respect of a series of Notes, the Holders of a majority in principal amount of the Outstanding Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Notes of any one of such series; and provided, further, that

               (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not in the Trustee's reasonable discretion be adequate, and

               (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

               Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

SECTION 913. WAIVER OF PAST DEFAULTS.

               The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

               (a) in the payment of the principal of or premium, if any, or interest, if any, on any Note of such series, or

               (b) in respect of a covenant or provision hereof which under
       Section 1302 cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series affected.

               Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 914. UNDERTAKING FOR COSTS.

               The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Notes of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Note on or after the Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 915. WAIVER OF STAY OR EXTENSION LAWS.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 916. DEFAULT UNDER THE FIRST MORTGAGE.

               In addition to every other right and remedy provided herein, the Trustee may exercise any right or remedy available to the Trustee in its capacity as owner and holder of Senior Note First Mortgage Bonds which arises as a result of a Default (as defined in Section 65 of the First Mortgage) whether or not an Event of Default hereunder shall then have occurred and be continuing.

                                    ARTICLE X

                                   THE TRUSTEE


SECTION 1001. CERTAIN DUTIES AND RESPONSIBILITIES.

               (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

               (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (c) Notwithstanding anything contained in this Indenture to the contrary, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to the Trustee under the provisions of the Trust Indenture Act, including those provisions of such Act deemed by such Act to be included herein. For the purpose of Section 315(d)(2) of the Trust Indenture Act, the term "responsible officer" is hereby defined as a Responsible Officer and the chairman or vice-chairman of the board of directors, the chairman of vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by a Responsible Officer or any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of any familiarity with the particular subject.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 1002. NOTICE OF DEFAULTS.

               The Trustee shall give the Holders notice of any default hereunder with respect to the Notes of any series to the Holders of Notes of such series of which it has knowledge (within the meaning of Section 1003(h) hereof) in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 901(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 1003. CERTAIN RIGHTS OF TRUSTEE.

               Subject to the provisions of Section 1001 and to the applicable provisions of the Trust Indenture Act:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate,

               (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Notes of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default or (2) written notice of such default or Event of Default (which shall state that such notice is a "Notice of Default" or a "Notice of an Event of Default" hereunder, as the case may be) shall have been given to the Trustee by the Company, any other obligor on such Notes or by any Holder of such Notes, or in the case of an Event of Default described in
       Section 901(d), by the Mortgage Trustee or Holders of at least 25% in principal amount of the outstanding Notes.

SECTION 1004. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

               The recitals contained herein and in the Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or as to the value, title or validity of any Senior Note First Mortgage Bonds or other securities at any time pledged or deposited with the Trustee hereunder or as to the security offered thereby or hereby. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 1005. MAY HOLD NOTES.

               Each of the Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 1008 and 1013, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 1006. MONEY HELD IN TRUST.

               Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 1007. COMPENSATION AND REIMBURSEMENT.

               The Company shall

               (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture, including the costs of collection and (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, willful misconduct or bad faith; and

               (c) indemnify the Trustee and hold it harmless from and against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 803 (except as otherwise provided in Section 803). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided; however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

               When a Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 901(e) or Section 901(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

               The provisions of this Section 1007 shall survive termination of this Indenture.

SECTION 1008. DISQUALIFICATION; CONFLICTING INTERESTS.

               If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under (i) this Indenture with respect to Notes of more than one series, or (ii) the First Mortgage or with respect to the Senior Note First Mortgage Bonds issued thereunder.

SECTION 1009. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

               There shall at all times be a Trustee hereunder which shall be

               (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority, or

               (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 1010. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 1011.

               (b) The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 1011 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning

       Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

               (c) The Trustee may be removed at any time with respect to the Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Trustee and to the Company.

               (d) If at any time:

                   (1) the Trustee shall fail to comply with Section 1008 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                   (2) the Trustee shall cease to be eligible under Section 1009 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Notes or (y) subject to Section 914, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series) and shall comply with the applicable requirements of
       Section 1011. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
       Section 1011, become the successor Trustee with respect to the Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 1011, any Holder who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

               (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 1011, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in
       Section 1011, all as of such date, and all other provisions of this Section and Section 1011 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

               (g) The Company or, should the Company fail so to act promptly, the successor Trustee at the expense of the Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes of such series as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its corporate trust office.

SECTION 1011. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

               (a) In case of the appointment hereunder of a successor Trustee with respect to the Notes of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, including rights, title and interest in the Senior Note First Mortgage Bonds; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

               (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 1012. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 1013. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

               If the Trustee shall be or become a creditor of the Company or any other obligor upon the Notes (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

               (a) the term "cash transaction" means any transaction in which full payment for goods or Notes sold is made within seven days after delivery of the goods or Notes in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

               (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 1014. CO-TRUSTEES AND SEPARATE TRUSTEES.

               At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three per centum (33%) in principal amount of the Notes then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

               Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

               Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

               (a) the Notes shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of Notes, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

               (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

               (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

               (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

               (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 1015. APPOINTMENT OF AUTHENTICATING AGENT.

               The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Notes of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as

Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving 45 days written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

               The provisions of Sections 308, 1004 and 1005 shall be applicable to each Authenticating Agent.

               If an appointment with respect to the Notes of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Notes of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

               This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                               _________________________________
                                                          As Trustee




                                            By _________________________________
                                                   As Authenticating Agent




                                            By _________________________________
                                                    Authorized Signatory


               If all of the Notes of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Notes upon original issuance located in a Place of Payment where the Company wishes to have Notes of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Notes.

                                   ARTICLE XI

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 1101. LISTS OF HOLDERS.

               Semiannually, between March 15 and April 1 and between September 15 and October 1 in each year, commencing with the year 1999, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Note Registrar. Every holder of Notes by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor section of such Act.

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

SECTION 1102. REPORTS BY TRUSTEE AND COMPANY.

               Annually, not later than sixty (60) days after May 15 in each year, commencing May 15, 1999, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Notes are listed, a report, dated as of the next preceding May 15th, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Notes are listed, and the Company shall file with the Trustee (within thirty
(30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. The Company shall notify the Trustee of the listing of any Notes on any securities exchange. Delivery of such reports, information and documents by the Company to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                   ARTICLE XII

               CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER


        SECTION 1201. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

               The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

               (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia, and (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all Outstanding Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, and (b) if such consolidation, merger, conveyance, transfer, or lease occurs prior to the Release Date, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Senior Note First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed.

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

               (b) immediately after giving effect to such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

               (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1202. SUCCESSOR CORPORATION SUBSTITUTED.

               Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1201, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes Outstanding hereunder.

                                  ARTICLE XIII

                             SUPPLEMENTAL INDENTURES


SECTION 1301. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

               Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes, all as provided in Article Twelve; or

               (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Notes of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

               (c) to add any additional Events of Default with respect to all or any series of Notes Outstanding hereunder; or

               (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Notes of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1302 hereof or when no Note of such series or Tranche remains Outstanding; or

               (e) to provide collateral security for the Notes; or

               (f) to establish the form or terms of Notes of any series or Tranche as contemplated by Sections 201 and 301; or

               (g) to provide for the authentication and delivery of bearer Notes and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

               (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1011(b); or

               (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Notes; or to provide for the authentication and delivery of bearer Notes and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

               (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Notes, or any Tranche thereof, shall be payable, (2) all or any series of Notes, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Notes, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Notes, or any Tranche thereof, and this Indenture may be served; or

               (k) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; provided that no such changes or additions shall adversely affect the interests of the Holders of Notes of any series or Tranche in any material respect.

               As to whether the interests of the Holders of Notes shall be adversely affected pursuant to clause (k) above, the Trustee shall be entitled to receive, may presume the correctness of, and shall be fully protected in relying upon an Officer's Certificate and/or an Opinion of Counsel to such effect.

               Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                      (x) if any such amendment shall require one or more
               changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

                      (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION 1302. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

               With the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Notes of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Notes of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Notes of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Notes of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

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

               (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Note that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902, or change the coin or currency (or other property), in which any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Note (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Note, or

               (b) prior to the Release Date, impair the interest hereunder of the Trustee in any Senior Note First Mortgage Bonds, reduce the principal amount of any series of Senior Note First Mortgage Bonds to an amount less than the principal amount of the related series of Notes or alter the payment provisions of such Senior Note First Mortgage Bonds in a manner adverse to the Holders of the Senior Notes, without, in any such case, the consent of the Holder of each Outstanding Note; or

               (c) reduce the percentage in principal amount of the Outstanding Notes of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1404 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Note of such series or Tranche, or

               (d) modify any of the provisions of this Section, Section 707 or
       Section 913 with respect to the Notes of any series, or any Tranche thereof (except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby); provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 1011(b), 1014 and 1301(h).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or of one or more Tranches thereof, or which modifies the rights of the Holders of Notes of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series or Tranche.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1303. EXECUTION OF SUPPLEMENTAL INDENTURES.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 1001) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1304. EFFECT OF SUPPLEMENTAL INDENTURES.

               Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1305. CONFORMITY WITH TRUST INDENTURE ACT.

               Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 1306. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

               Notes of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series or Tranche.

SECTION 1307. MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE.

               If the terms of any particular series of Notes shall have been established in a Board Resolution or an Officer's Certificate pursuant to a Board Resolution as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted


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

by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1304 and 1306.

                                   ARTICLE XIV

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING


SECTION 1401. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

               A meeting of Holders of Notes of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes of such series or Tranches.

SECTION 1402. CALL, NOTICE AND PLACE OF MEETINGS.

               (a) The Trustee may at any time call a meeting of Holders of Notes of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) If the Trustee shall have been requested to call a meeting of the Holders of Notes of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Notes of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

               (c) Any meeting of Holders of Notes of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Notes of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Notes of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1403. PERSONS ENTITLED TO VOTE AT MEETINGS.

               To be entitled to vote at any meeting of Holders of Notes of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be
(a) a Holder of one or more Outstanding Notes of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Notes of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404. QUORUM; ACTION.

               The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Notes of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by
Section 1405(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1402(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes of such series and Tranches which shall constitute a quorum.

               Except as limited by Section 1302, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Notes of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes of such series and Tranches, considered as one class.

               Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of Notes of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1405. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS;
              CONDUCT AND ADJOURNMENT OF MEETINGS.

               (a) Attendance at meetings of Holders of Notes may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Notes with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Notes before being voted.

               (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of such Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

               (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1402(b), in which case the Company or the Holders of Notes of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches represented at the meeting, considered as one class.

               (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

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

               (e) Any meeting duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

               The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1407. ACTION WITHOUT MEETING.

               In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                   ARTICLE XV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS


SECTION 1501. LIABILITY SOLELY CORPORATE.

               No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all


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

the Notes are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Notes.

                              --------------------

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     CAROLINA POWER & LIGHT COMPANY



                                     By: /s/ Mark F. Mulhern
                                         ------------------------------------
                                                   Mark F. Mulhern
                                               Vice President and Treasurer
[SEAL]

ATTEST:

/s/ Patricia Kornegay-Timmons
---------------------------------
     Patricia Kornegay-Timmons
       Assistant Secretary


                              (TRUSTEE'S SIGNATURE PAGE FOLLOWS)


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

                            TRUSTEE'S SIGNATURE PAGE

             INDENTURE (FOR SENIOR NOTES), DATED AS OF MARCH 1, 1999





                                     THE BANK OF NEW YORK, Trustee



                                     By:  /s/ Mary Jane Schmalzel
                                          ------------------------------------
                                                   Mary Jane Schmalzel
                                                        Vice President
[SEAL]

ATTEST:

/s/ Louis J. Hack
---------------------------------
        Louis J. Hack
        Assistant Secretary


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